TAXATION	12 Months Ended
Dec. 31, 2016
TAXATION
TAXATION
13. TAXATION

(a) Transition from PRC business tax to PRC VAT

The VAT Pilot Program for transition from business tax to VAT for certain service revenues was launched in Shanghai on January 1, 2012. Since August 1, 2012, the VAT Pilot Program was expanded to and completed in other regions, including Beijing, Tianjin, Jiangsu, Zhejiang, Anhui, Fujian, Hubei, Guangdong, Xiamen and Shenzhen, and the VAT Pilot Program was further expanded to nationwide as of August 1, 2013. Prior to the VAT Pilot Program, the Company and its subsidiaries were subject to 5% business tax for revenues from car rental services and designated driving services. After the launch of the VAT Pilot Program, the Company is subject to 17% VAT for revenues from car rental services, 11% VAT for the revenues from designated driving services and 6% VAT for qualified management services, respectively. Furthermore, a 3% simplified VAT rate is applied for car rental services in Shanghai and Beijing if the rental car was purchased and registered with local tax authorities in Shanghai before January 1, 2012 and in Beijing before September 1, 2012.

The qualified VAT input credits generated from purchases of vehicles and other property and equipment can be deducted against VAT payable relating to taxable revenues.

(b) Income Taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains in Cayman Islands. Additionally, upon payments of dividends to shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Entities incorporated in Hong Kong are subject to Hong Kong profits tax at a rate of 16.5% since January 1, 2010. Operations in Hong Kong have incurred net accumulated operating losses for income tax purposes and no income tax provisions are recorded for the periods presented.

PRC

On March 16, 2007, the National People’s Congress of the PRC enacted an Enterprise Income Tax Law (“EIT Law”), under which Foreign Investment Enterprises (“FlEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. The EIT law became effective on January 1, 2008.

The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Company does not believe that it is likely that its entities registered outside of the PRC should be considered as resident enterprises for PRC tax purposes.

The EIT Law also imposes a withholding income tax of 10% on dividends distributed by a FIE to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. The Cayman Islands, where the Company is incorporated, does not have such tax treaty with China. According to the arrangement between the mainland China and Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by an FIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate of no more than 5% (if the foreign investor owns directly at least 25% of the shares of the FIE).

All FIEs are subject to the withholding tax from January 1, 2008. Under U.S. GAAP, undistributed earnings are presumed to be transferred to the parent company and are subject to the withholding taxes. The presumption may be overcome if the Company has sufficient evidence to demonstrate that the undistributed dividends will be re-invested and the remittance of the dividends will be postponed indefinitely. The Company did not record any dividend withholding taxes, and the company has not provided any other taxes in relation to outside basis differences, as it has no retained earnings for any of the periods presented.

In accordance with PRC tax regulations, the Company provided RMB83,103,026 (US$13,587,500) of income tax expense for the gain realized from the disposal of a cost method investment in 2015. The gain (Note 7) arose from the indirect sale of an investment in Xiaoju Kuaizhi Inc., a PRC tax resident enterprise when Eagle Legend Global Limited transferred equity of its wholly-owned subsidiary, Elite Plus. According to Circular 7 issued by the State Administration of Taxation of the PRC on February 3, 2015, if a non-PRC resident enterprise (such as the Company) indirectly transfers PRC taxable properties without a reasonable business purpose, including equity investments in a PRC tax resident enterprise, by disposing of an equity interest held in an overseas holding company, which is the means through which the Company’s transaction was implemented, such indirect transfer should be deemed as a direct transfer of PRC taxable properties and gains derived from such indirect transfer may be subject to the PRC withholding tax at a rate of up to 10%. As Circular 7 was promulgated recently, it is not clear how it will be implemented; however, the Company’s disposal transaction appears to qualify as a taxable event under the circular. In light of this uncertainty, the Company accrued for withholding tax at the statutory rate of 10% on the realized gain. In 2016, the Company provided remaining income taxes of RMB1,881,456 (US$ 270,986) as a true up for the gain realized from the disposal of the cost method according to PRC tax regulation.

Pre-tax income (loss)

The following table sets forth the components of pre-tax income (loss):

	For the years ended December 31,
	2014	2015	2016
Pre-tax income (loss) from domestic (PRC) entities	(75,910,255)	5,669,944	248,923,620
Pre-tax income (loss) from foreign (non-PRC) entities	(15,323,525)	778,156,851	(209,177,533)
Total pre-tax income (loss)	(91,233,780)	783,826,795	39,746,087

During the year ended December 31, 2015, the Company’s pre-tax income attributable to non-PRC entities increased as a result of the sale of its investment in Xiaoju Kuaizhi Inc., which was held in an offshore subsidiary, as discussed in the foregoing paragraph.

During the year ended December 31, 2016, the Company’s pre-tax loss attributable to non-PRC entities are primarily related to interest expense of US$ 150 million syndicated loan, 2018 senior notes, share-based compensation and foreign exchange loss.

The current and deferred portions of income tax expense included in the consolidated statements of operations and comprehensive income (loss) during the years ended December 31, 2014, 2015 and 2016 are as follows:

	For the years ended December 31,
	2014	2015	2016
Current income tax expense
Domestic (PRC) entities	1,911,657	1,408,703	3,049,504
Foreign (non-PRC) entities	-	-	-
Total	1,911,657	1,408,703	3,049,504
Deferred income tax expense
Domestic (PRC) entities	-	-	(2,489,648)
Foreign (non-PRC) entities	-	-	-
Total	-	-	(2,489,648)
Income tax expense (excluding withholding tax)
Domestic (PRC) entities	1,911,657	1,408,703	559,855

Withholding tax
Foreign (non-PRC) entities	-	86,079,287	6,051,116

Total income tax expense	1,911,657	87,487,990	6,610,971

Reconciliation of the differences between statutory tax rate and the effective tax rate

The following table sets forth a reconciliation between the statutory PRC EIT rate of 25% and the effective tax rate:

	For the Years Ended December 31,
	2014	2015	2016
Statutory income tax rate	25.0%	25.0%	25.0%
Different tax rates in other jurisdictions	(4.0)%	(26.0)%	90.8%
Withholding tax on sale of cost method investment	—	10.6%	15.2%
Permanent differences	1.9%	0.1%	(17.1)%
Change in valuation allowance	(25.0)%	1.1%	(97.5)%
Tax holiday	—	—	0.2%
Other	—	0.4%	—
Effective tax rate	(2.1)%	11.2%	16.6%

The change in the Group’s effective tax rates from year over year is primarily attributable to the different tax rates from the statutory rate applicable to certain subsidiaries with preferential tax rates. For the year ended December 31, 2015, the Company provided RMB83,103,026 (US$13,587,500) of income tax expense for the gain realized from the disposal of a cost method investment, which led to the decrease in effective tax rate of 22%. For the year ended December 31, 2016, the impact of different tax rates in other jurisdictions are primarily attributable to the interest expenses of the US$ 150 million syndicated loan, 2018 senior notes and foreign exchange loss recorded on certain subsidiaries with preferential tax rates, which led to the increase in effective tax rate of 116.8%.

The Company was granted a tax holiday in certain entities effective through December 31, 2016, and may be extended if certain additional requirements are satisfied. The EIT Law and its Implementing Rules also permit qualified small-scaled enterprises with low profit margins to enjoy a reduced 20% enterprise income tax rate. On April 8, 2014, March 13, 2015, and September 2, 2015, the SAT and the MOF jointly issued three circulars, which further provided that, during the period between January 1, 2014 and December 31, 2016, between January 1, 2015 and December 31, 2017, and between October 1,2015 and December 31, 2017 respectively, if a qualified small-scaled enterprise with low profit margins has an annual taxable income of not more than RMB100,000, RMB200,000 and RMB300,000, respectively, then 50% of its taxable income can be exempted from enterprise income tax, reducing the effective enterprise income tax rate to 10%. The impact of this tax holiday increased tax savings by RMB 79, 675 for 2016. Tax holiday increased in the rate reconciliation due to the fact that the tax holiday is on certain loss making entities. The tax holidays have no material impact on net income per share for 2016.

Deferred tax assets and deferred tax liabilities

The following table sets forth the significant components of the deferred tax assets and deferred tax liabilities:

	As of December 31,
	2015	2016
Current
Deferred tax assets:
Accrued payroll and other expenses	—	598,246
Allowance for doubtful accounts	1,902,811	2,289,830
Deferred government grant income	—	2,151,411
Others	19,857	11,950
Less: valuation allowance	(1,922,668)	(3,211,464)
Total current deferred tax assets, net	—	1,839,973

Non-current
Deferred tax assets:
Net operating loss carry forwards	80,068,514	55,724,899
Temporary difference on property and equipment	7,747,308	—
Amount offset by non-current deferred tax liabilities on property and equipment	—	(19,111,955)
Less: valuation allowance	(87,815,822)	(35,963,269)
Total non-current deferred tax assets, net	—	649,675
Total deferred tax assets, net	—	2,489,648

Deferred tax liabilities, non-current:
Recognition of intangible assets arisen from business combination	—	(1,061,542)
Total deferred tax liabilities	—	(1,061,542)

All deferred tax assets and liabilities within a single tax jurisdiction are offset and presented as a single amount in accordance with ASC 740-10-45-6 “Income Taxes — Overall — Other Presentation Matters.”

At December 31, 2016, all of the Company’s non-current deferred tax liabilities are associated with intangible assets which have indefinite reversal patterns.

Movement of valuation allowance

	As of December 31,
	2014	2015	2016
Current
Balance at beginning of the year	13,814,868	14,696,517	1,922,668
Additions in current year	881,649	430,256	3,128,771
Reversals in current year	—	(13,204,105)	(1,839,975)
Balance at the end of the year	14,696,517	1,922,668	3,211,464

Non-current
Balance at beginning of the year	52,333,898	75,000,610	87,815,822
Additions in current year	22,666,712	24,944,528	-
Reversals in current year	-	(12,006,661)	(51,852,063)
Expirations in current year		(122,655)	(490)
Balance at the end of the year	75,000,610	87,815,822	35,963,269

As of December 31, 2016, the Company had net operating loss carry forwards of approximately RMB341,922,125, of which substantially all arose from its PRC subsidiaries. The carry forward period for net operating losses under the EIT law is five years for the PRC subsidiaries. The net operating loss carry forwards will expire in varying amounts between 2017 and 2021 if not utilized. Other than the expiration, there are no other limitations or restrictions upon the Company’s ability to use these operating loss carry forwards.

A valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future or before their expiration. Establishment and removal of a valuation allowance requires management to consider all positive and negative evidence and to make a judgmental decision regarding the amount of valuation allowance required as of a reporting date. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. In the evaluations as of December 31, 2016 and 2015, management has considered all available evidence, both positive and negative, including but not limited to the following:

⋅	Positive results from continuing operations before income taxes for the year ended December 31, 2016 and going forward;
⋅	The Company’s recent history of generating taxable income which has allowed for the utilization of tax credit carryforwards;
⋅	Certain subsidiaries of the Company are in a three-year cumulative income position as of December 31, 2016 and forecast to be profitable going forward;
⋅	Certain subsidiaries of the Company are in a three-year comprehensive cumulative loss position as of December 31, 2016.

As of December 31, 2015 and 2016, valuation allowances were provided on the deferred tax assets to the extent that management believed it was more likely than not that such deferred tax assets would not be realized in the foreseeable future. Valuation allowances were also provided because it was more likely than not that the Company will not be able to utilize certain tax loss carryforwards generated by certain subsidiaries or VIEs. As those entities continue to generate tax losses and tax planning strategies are not available to utilize those tax losses in other group companies, management believes it is more likely than not that such losses will not be utilized before they expire. A valuation allowance was booked to reduce net deferred tax assets and the balance of such valuation allowance was RMB 39,174,734 as of December 31, 2016. However, certain valuation allowance was reversed in 2016 when certain entities generated sufficient taxable income to achieve three years of cumulative pre-tax income and are forecasted to continue to be profitable, which management determined provided sufficient positive evidence as of December 31, 2016 to utilize the deferred tax assets. If events occur in the future that prevent these entities from realizing some or all of its deferred tax assets, an adjustment to the valuation allowances will be recognized when such events occur. Management will continue to evaluate the ability to realize the Company’s net deferred tax assets and the remaining valuation allowance.

Uncertain tax positions

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2015 and 2016, the Company did not have any significant uncertain tax positions leading to liabilities for unrecognized tax benefits. Interest and penalties related to uncertain tax positions, if any, are included in provision for income taxes.

As of December 31, 2016, the Company’s PRC entities’ tax returns generally remain open to examination for periods from 2011 forward. During the periods presented, there were no tax authority examinations resulting in significant changes to the Company’s tax returns or tax positions.